Exhibit 10.19

CARBONTRONICS II, LLC

UNANIMOUS CONSENT OF MEMBERS

The undersigned, being all of the Members of Carbontronics II, LLC, a Delaware limited liability company (the “Company”), hereby agree as follows:

1. Capitalized terms used herein without further definition shall have their respective meanings as used in that certain Limited Liability Company Operating Agreement of Carbontronics II, LLC, dated as of January 29, 1998 (the “LLC Agreement”).

2. Pursuant to Section 3.4 of the LLC Agreement, each of the Members hereby consents to the admission of Gencor Industries, Inc. (“Gencor”) as a new Member of the Company with a twenty-five (25%) percent Membership Interest in the Company, with all of the powers, rights, duties and obligations of a Member under the LLC Agreement, subject only to (a) Gencor’s making a Capital Contribution (as defined in the LLC Agreement) to the Company in the amount of $333.30, and (b) Gencor’s execution of an instrument whereby it agrees to be bound by the LLC Agreement and to perform in a timely manner all of the obligations and duties of a Member in the Company.

3. The Company shall reflect on its books the granting of a twenty-five (25%) percent Membership Interest to Gencor, such Membership Interest to be created through a pro rata reduction of the Membership Interests of the existing Members of the Company, as reflected on Exhibit A hereto.

4. Contemporaneously with the admission of Gencor as a new Member of the Company, each of the existing Members of the Company and Gencor will enter into an amendment to the LLC Agreement providing for (a) the appointment of an additional person designated by Gencor to the Management Committee, and (b) the substitution of Exhibit A hereto in place of the existing Exhibit A to the LLC Agreement.

5. This document may be executed in one or more counterparts, a complete set of which will constitute one original.

IN WITNESS WHEREOF, each of the Members of the Company has executed this consent as of the 15th day of June, 1999.

C.C. PACE CAPITAL, L.L.C.

By:	/s/ James R. Treptow
Name: James R. Treptow
Title: President

CARBON RESOURCES, INC.

By:	/s/ Frederick J. Murrell
Name: Frederick J. Murrell
Title: President

MERIDIAN ENERGY CORPORATION

By:	/s/ Douglas E. Miller
Name: Douglas E. Miller
Title: President

MERIDIAN INVESTMENTS, INC.

By:	/s/ John F. Boc
Name: John F. Boc
Title: Chairman

COAL INVESTORS, L.L.C.

By:	/s/ John F. Boc
Name: John F. Boc
Title: Its Member

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